INVESTOR AGREEMENT

     THIS INVESTOR AGREEMENT (this "Agreement") dated as of March 17, 2003 is by
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and between Concorde Equity, LLC (the "Investor") with an address of 8000 Lee
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Highway, Falls Church, VA 22042 and Telaxis Communications Corporation, a
Massachusetts corporation ("Telaxis") with an address of 20 Industrial Drive
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East, South Deerfield, MA 01373.

                                    RECITALS

     A. Concurrently with the execution of this Agreement, Telaxis has entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger of a to-be-formed
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Virginia corporation and wholly owned subsidiary of Telaxis ("Merger Sub") with
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and into Young Design, Inc., a Virginia corporation (the "Company"), wherein the
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Company will be the surviving corporation and become a wholly owned subsidiary of Telaxis (the "Merger") pursuant to the terms and conditions of the Merger
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Agreement.

     B. The Investor owns of record and beneficially 8,265,307 outstanding shares of capital stock of the Company (the "Shares") and wishes to enter into
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this Agreement with respect to all of such Shares and any additional shares hereafter acquired by the Investor or which the Investor becomes entitled to vote, whether through contract, purchase, exercise of an option, or otherwise ("Additional Shares").
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     C. In order to induce Telaxis to enter into the Merger Agreement, the
Investor has agreed to enter into this Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Shares Voted; Agreement to Vote Shares. The Investor represents and
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warrants that the Investor has voted all the Shares to approve and adopt the
Merger Agreement, the Merger, and the other transactions contemplated thereby at a duly held meeting of the stockholders of the Company or pursuant to a written consent signed by all the stockholders of the Company. The Investor has delivered, or caused to be delivered, to Telaxis a true, complete and correct copy of the minutes of such meeting or of such written consent, as the case may be. Subject to Section 13 below, the Investor agrees not to, directly or indirectly through any proxy or other means, except at the request of Telaxis
(a) rescind, amend, supplement, modify, supercede, or otherwise seek to invalidate the votes described in the preceding two sentences in any way, (b) fail to vote, at any stockholder meeting or by written consent, any Shares or any Additional Shares in favor of the approval and adoption of the Merger Agreement, the Merger, and the other transactions contemplated thereby, or (c) vote, at any stockholder meeting or by written consent, any Shares or any Additional Shares in favor of the approval of any (i) reorganization, recapitalization, liquidation, or winding up of the Company or any other extraordinary transaction involving the Company, (ii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the

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consummation, of the transactions contemplated by the Merger Agreement, or (iii)
other matter relating to, or in connection with, any of the foregoing matters. The Investor hereby waives any dissenter's rights or rights of appraisal it has or may have in connection with the Merger Agreement, the Merger, and the other transactions contemplated thereby.

     2. Irrevocable Proxy. The Investor hereby revokes any and all previous
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proxies granted with respect to the Shares and/or any Additional Shares. The
Investor hereby grants a proxy appointing Telaxis as the Investor's attorney-in-fact and proxy, with full power of substitution, for and in the Investor's name, to vote, express consent or dissent, or otherwise to utilize such voting power in such manner and upon such matters as Telaxis or its proxy or substitute shall, in Telaxis' sole discretion, deem proper with respect to the Shares and the Additional Shares. Simultaneously with the execution and delivery of this Agreement, the Investor is delivering to Telaxis a proxy in the form of Annex A hereto. The proxy granted by the Investor pursuant to this
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Section 2 is irrevocable to the extent permitted by Virginia law, is coupled with an interest, and is granted in consideration of Telaxis' entering into the Merger Agreement and incurring certain related fees and expenses. The proxy hereby granted by the Investor shall terminate in accordance with Section 8 below. The provisions of this Section 2 are subject to Section 13 below.

     3. Representations and Warranties. The Investor hereby represents and
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warrants to Telaxis as follows:

          (a) Valid Title. The Investor is the sole, true, lawful record and
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beneficial owner of the Shares, and there are no restrictions on the Investor's voting rights with respect thereto or contractual restrictions on the Investor's rights of disposition with respect thereto. None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

                  (b) Non-Contravention. The execution, delivery and performance
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by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby (i) are within the Investor's power and have been duly authorized by all necessary action (including any approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority, (iii) do not and will not violate any contract, agreement, statute, rule, or regulation applicable to the Investor or any injunction, order, or decree binding on the Investor, and (iv) will not result in the imposition of any lien on any Shares or Additional Shares.

          (c) Binding Obligation. This Agreement has been duly executed and
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delivered by the Investor and is the valid and binding agreement of the
Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement represents that he has full power and authority to enter into and perform this Agreement.

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          (d) Accredited Investor. The Investor is an "accredited investor" as
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defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended
(the "Securities Act").
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          (e) Sufficient Knowledge. The Investor is aware of Telaxis' business
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affairs and financial condition and has acquired sufficient information about
Telaxis to reach an informed and knowledgeable decision to approve the Merger Agreement, the Merger, and the other transactions contemplated thereby. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring Telaxis stock pursuant to the Merger (the "Acquired Stock"). The Investor recognizes that
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acquiring the Acquired Stock involves a high degree of risk which may result in the loss of the total amount of the investment. The Investor is able to bear the economic risks of acquiring the Acquired Stock. The Investor acknowledges that the Investor and its representatives have been granted the opportunity to ask questions of, and receive answers from, management of Telaxis concerning
Telaxis, the Acquired Stock, and the terms and conditions of the Merger and to obtain any additional information that Telaxis possessed or could have acquired without unreasonable effort or expense that the Investor deemed necessary to verify the accuracy of the information furnished to it.

          (f) Intent of Acquisition and Restricted Nature of Acquired Stock. The
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Investor is acquiring the Acquired Stock pursuant to the Merger for its own account only for investment only and not for, with a view to, or in connection with the distribution or resale thereof. The Investor is aware that the Acquired Stock constitutes "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and that it must bear the economic risk related to the Acquired Stock for an indefinite period of time because the Acquired Stock has not been registered under the Securities Act or under the securities laws of any state, and, therefore, cannot be sold unless it is subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration is available. The Investor understands and agrees that the following restrictions and limitations are applicable to the purchase and resales, pledges, hypothecations or other transfers of the Acquired Stock:

                  (i) The Investor agrees that the Acquired Stock shall not be sold, pledged, hypothecated, or otherwise transferred unless it is registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

                  (ii) The Investor understands that the certificate(s) representing the Acquired Stock will be imprinted with a legend which prohibits transfers of the Acquired Stock unless it has been registered or such registration is not required in the opinion of counsel for Telaxis.

                  (iii) Stop transfer instructions have been or will be placed with respect to the Acquired Stock so as to restrict the resale, pledge, hypothecation, or other transfer thereof.

          (g) No Other Representations. The Investor has received no
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representations from Telaxis, its directors, officers, employees, or agents other than as set forth in the Merger Agreement and, in making the decision to approve the Merger Agreement, the Merger, and the other transactions

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

contemplated thereby, has relied solely upon the representations in the Merger Agreement and independent investigations made by the Investor without the assistance of Telaxis or its directors, officers, employees, or agents.

          4. No Proxies for or Encumbrances on the Investor's Shares. subject to
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Section 13 below, the Investor shall not, without the prior written consent of
Telaxis, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or Additional Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or solicit the sale, assignment, transfer, encumbrance or other disposition of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares or Additional Shares.

     The Investor agrees to (a) comply with Section 5.3(a) of the Merger Agreement and the Confidentiality Agreement (as defined in the Merger Agreement) to the same extent as such Section 5.3(a) and such agreement apply to the Company and (b) notify Telaxis promptly and to provide all details required by Telaxis if the Investor shall be approached or solicited, directly or indirectly, by any person with respect to any of the matters addressed in this
Section 4.

          5. Conduct of Investor. The Investor agrees that the Investor will not
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(i) take, or commit to take, any action that would make any representation and warranty of the Investor hereunder inaccurate in any respect as of any time prior to the termination of this Agreement or (ii) omit, or commit to omit, to take any action that is within the Investor's power and that is necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

          6. Indemnification. The Investor acknowledges that it understands the
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meaning and legal consequences of the representations, warranties, and covenants set forth in this Agreement and that Telaxis and its directors, officers, agents, and employees have relied or will rely upon such representations, warranties, and covenants, and hereby agrees to indemnify and hold harmless Telaxis and its officers, directors, agents and employees from and against any and all loss, claim, damage, liability, or expense, and any action in respect thereof, joint or several, to which any such person may become subject, due to or arising out of breach of any such representation, warranty, or covenant, whenever occurring, together with all reasonable costs and expenses (including attorneys fees) incurred by demand, assessment, or judgment incident to any of the matters so indemnified against. All representations, warranties, and covenants contained in this Agreement, and the indemnification contained in this
Section 6, shall survive the consummation of the Merger.

          7. Specific Performance. The Investor acknowledges that it would be
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impossible to measure in money the damage to Telaxis if the Investor fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, Telaxis would not have an adequate remedy at law or in damages. Accordingly, the Investor agrees that injunctive relief or other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such

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

relief on the basis that Telaxis has an adequate remedy at law or in damages. The Investor agrees that the Investor will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Telaxis' seeking or obtaining such equitable relief.

          8. Term of Agreement; Termination. Subject to Section 12(e), the term
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of this Agreement shall commence on the date hereof, and the term of this
Agreement and the proxy(ies) granted in and pursuant to Section 2 hereof shall terminate upon the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

          9. Further Assurances. The Investor shall use its reasonable best
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efforts, and shall cause the Company to use its reasonable best efforts, to effectuate the Merger and the other transactions contemplated by the Merger Agreement and to fulfill and cause to be fulfilled the conditions to closing under the Merger Agreement. The Investor will execute and deliver or cause to be executed and delivered such further documents and instruments and use the Investor's best efforts to take such further actions as may be reasonably necessary in order to consummate the transactions contemplated hereby or by the Merger Agreement or to enable Telaxis and any assignee to exercise and enjoy all voting rights of the Investor with respect to the Shares and any Additional Shares. The provisions of this Section 9 are subject to Section 13 below.

          10. Entire Agreement. This Agreement supersedes all prior agreements,
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written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented, or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the parties hereto. No waiver of any provision hereof by any party shall be deemed a waiver of any other provision hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

          11. Notices. All notices, requests, claims, demands, or other
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communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by facsimile or like transmission (with confirmation), and on the next business day when sent by Federal Express, Express mail, or other reputable overnight courier service to the parties at the addresses shown in the introductory paragraph of this Agreement (or at such other address for a party as shall be specified by like notice).

         12. Miscellaneous.
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            (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of laws. Any dispute or controversy arising out of or relating to this Agreement, any document or instrument delivered pursuant to or in connection herewith, or any breach of

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this Agreement or any such document or instrument shall be resolved exclusively
(as to court proceedings initiated by the Company or the Investor, including any counterclaims or crossclaims later brought by Telaxis) in the state or federal courts whose local geographic jurisdiction includes South Deerfield, Massachusetts, or exclusively (as to court proceedings initiated by Parent, including any counterclaims or crossclaims later brought by the Company or the Investor) in the state or federal courts whose local geographic jurisdiction includes Fairfax County, Virginia. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any such state or federal court in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the Commonwealth of Virginia or the Commonwealth of Massachusetts, as the case may be, for such persons, and waives and covenants not to assert or plead any objection which they might otherwise have to such forum, such jurisdiction and such process. Each party hereto hereby agrees that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 11, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

            (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provisions not held invalid or unenforceable and the application of such provisions to persons or circumstances other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

            (c) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. A facsimile or copy of a signature is valid as an original.

            (d) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

            (e) The obligations of the Investor set forth in this Agreement shall not be effective or binding upon the Investor until after such time as the Merger Agreement is executed and delivered by Telaxis and the Company.

          13. Superior Proposals. Notwithstanding the provisions of the third sentence of Section 1 and all of Sections 2, 4, and 9 of this Agreement, the Investor may vote to approve any "Superior Transaction" (as that term is defined in Section 5.3(a)(ii) of the Merger Agreement) that the Board of Directors of the Company has approved and recommended to the stockholders of the Company in accordance with the provisions of Section 5.3(a) of the Merger Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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



     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                          TELAXIS COMMUNICATIONS CORPORATION



                                          By: /s/ John L. Youngblood
                                             -----------------------------------
                                          Name:  John L. Youngblood
                                          Title:  President and CEO

                                          CONCORDE EQUITY, LLC


                                          By: /s/ Robert E. Fitzgerald
                                             -----------------------------------
                                          Name:  Robert E. Fitzgerald
                                          Title:  President and Managing Member

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


                                     Annex A
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                                IRREVOCABLE PROXY

     The undersigned, for consideration received, hereby appoints Telaxis Communications Corporation, a Massachusetts corporation ("Telaxis"), its proxy,
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with full power of substitution, to vote, at any meeting of stockholders
(including any adjournment thereof) or pursuant to any written consent, all shares of capital stock owned or later acquired by the undersigned, and all shares that the undersigned is or becomes entitled to vote pursuant to contract, trust, deed, or otherwise, of Young Design, Inc., a Virginia corporation (the "Company"), FOR any and all proposals to approve and adopt the Agreement and
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Plan of Merger, dated as of March 17, 2003 (the "Merger Agreement"), by and
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between Telaxis and the Company, the Merger (as defined in the Merger
Agreement), and all agreements and actions related to the Merger. This proxy is subject to the terms of the Investor Agreement, dated as of March 17, 2003 (the "Investor Agreement"), between the undersigned and Telaxis (a copy of which is
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attached hereto), is coupled with an interest, revokes all prior proxies granted by the undersigned with respect to such shares, is irrevocable, and shall terminate and be of no further force or effect automatically at such time as the Investor Agreement terminates in accordance with its terms. Notwithstanding the foregoing provisions of this Irrevocable Proxy, the Investor may vote the shares subject to this Irrevocable Proxy to approve any "Superior Transaction" (as that term is defined in Section 5.3(a)(ii) of the Merger Agreement) that the Board of Directors of the Company has approved and recommended to the stockholders of the Company in accordance with the provisions of Section 5.3(a) of the Merger Agreement.

Dated:  March 17, 2003

                                          CONCORDE EQUITY, LLC



                                          By: /s/ Robert E. Fitzgerald
                                             -----------------------------------
                                          Name:   Robert E. Fitzgerald
                                          Title:  President and Managing Member

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